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                         Mitchell Hutchins Portfolios
             1285 Avenue Of the Americas, New York, New York 10019
          Prospectus -- January 9, 1998, As Revised January 23, 1998
-------------------------------------------------------------------------------
The Mitchell Hutchins Portfolios ("Portfolios") seek to achieve their invest-ment objectives by investing in a number of other PaineWebber mutual funds.
The Portfolios are newly organized and have no operating history.

  MITCHELL HUTCHINS AGGRESSIVE PORTFOLIO seeks long-term growth of capital by investing the majority of its assets in equity mutual funds.

  MITCHELL HUTCHINS MODERATE PORTFOLIO seeks total return by investing its assets in a combination of equity and bond mutual funds.

  MITCHELL HUTCHINS CONSERVATIVE PORTFOLIO seeks income and, secondarily, growth of capital by investing the majority of its assets in bond mutual funds.

This Prospectus concisely sets forth information that a prospective investor should know about the Portfolios before investing. Please read it carefully and retain a copy of this Prospectus for future reference.

A Statement of Additional Information dated January 9, 1998 has been filed with the Securities and Exchange Commission and is legally part of this Pro-spectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Portfo-lio, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.

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INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS
PROSPECTUS. THE PORTFOLIOS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE PORTFOLIOS IN ANY JURISDICTION WHERE THE PORTFO-LIOS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.
  THESE SECURITIES HAVE  NOT BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
    AND  EXCHANGE  COMMISSION  NOR  HAS THE  COMMISSION  PASSED  UPON  THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               Prospectus Page 1

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio

                               Table of Contents
--------------------------------------------------------------------------------


                                                                            Page
                                                                            ----
The Portfolios at a Glance.................................................   3
Expense Table..............................................................   6
Investment Objectives & Policies...........................................  10
Investment Philosophy & Process............................................  13
Performance................................................................  14
Investments of the Portfolios and the Underlying Funds.....................  16
Flexible PricingSM.........................................................  23
How To Buy Shares..........................................................  27
How To Sell Shares.........................................................  28
Other Services.............................................................  29
Management.................................................................  30
Determining the Shares' Net Asset Value....................................  32
Dividends & Taxes..........................................................  32
General Information........................................................  34

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                               Prospectus Page 2

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio
                           The Portfolios at a Glance

--------------------------------------------------------------------------------

Mitchell Hutchins Portfolios are managed so that each Portfolio can serve as a core part of a larger investment program. The Portfolios are intended as a simple and efficient approach to help investors meet retirement and other long-term goals. Although the Portfolios may make adjustments in response to market conditions, the Portfolios are not market timing vehicles.

Each Portfolio invests in a number of PaineWebber mutual funds ("Underlying Funds") suited to that Portfolio's particular investment objective. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the Portfolios' investment adviser, allocates each Portfolio's assets among Underlying Funds using fundamental and quantitative analysis. Mitchell Hutchins will consider reallocating each Portfolio's investments at least quarterly, but may change allocations more frequently if market conditions warrant. Any reallocations of investments would be within the established investment ranges. As a result, under normal conditions, there should be no sudden large-scale changes in the allocation of a Portfolio's investments among Underlying Funds.

When selling shares, investors should be aware that they may receive more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Portfolios will achieve their goals.

MITCHELL HUTCHINS AGGRESSIVE PORTFOLIO

GOAL: To increase the value of an investment by investing the majority of its assets in long-term, growth-oriented equity mutual funds.

INVESTMENT OBJECTIVE: Long-term growth of capital.

WHO SHOULD INVEST: Investors in their accumulation years, who can accept greater volatility in the equity market in return for potentially higher returns.

MITCHELL HUTCHINS MODERATE PORTFOLIO

GOAL: To increase the value of an investment by investing its assets in a combination of long-term, growth-oriented equity and income-producing bond mutual funds.

INVESTMENT OBJECTIVE: Total return.

WHO SHOULD INVEST: Investors who seek growth of capital in conjunction with income.

MITCHELL HUTCHINS CONSERVATIVE PORTFOLIO

GOAL: To provide current income by investing the majority of its assets in income-producing bond mutual funds and, secondarily, to increase the value of an investment by providing some growth of capital.

INVESTMENT OBJECTIVE: Income and, secondarily, growth of capital.

WHO SHOULD INVEST: Investors who need current income from their investments but want to offset some of the effects of inflation by seeking growth of capital as a secondary goal.

RISKS

The performance of a Portfolio will directly reflect the investment performance of the Underlying Funds it holds. As a result, the Portfolios' ability to meet their investment objectives depends both on the allocation of their assets among the various Underlying Funds and the ability of those Underlying Funds to meet their investment objectives. An investment in a Portfolio is subject to all the risks of an investment directly in the Underlying Funds it holds. These risks are discussed under "Investments of the Portfolios and the Underlying Funds," and some of the more significant risks are summarized below.

All the Portfolios hold Underlying Funds that invest primarily in equity securities, although the specific Underlying Funds and the percentage of a Portfolio's
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                               Prospectus Page 3

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio
                          The Portfolios at a Glance
                                  (Continued)
-------------------------------------------------------------------------------

assets invested in each Underlying Fund varies. Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility.

All the Portfolios hold Underlying Funds that invest primarily in bonds, although the specific Underlying Funds and the percentage of a Portfolio's assets invested in each Underlying Fund varies. Bonds are subject to interest rate and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of the Underlying Fund's investments. Credit risk is the risk that the issuer or guarantor may be unable to pay interest or repay principal on the bond. Some Underlying Funds may invest in bonds rated below investment grade, which are subject to greater risks of default or price fluctuation than investment grade bonds and are considered predominantly speculative.

Some Underlying Funds are subject to the special risks of investing in foreign equity securities or foreign bonds, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. These risks are greater with respect to securities of issuers located in emerging markets.

Each Underlying Fund (other than PaineWebber Cashfund) may use derivatives, such as options, futures contracts, foreign currency contracts, swaps and similar instruments, in its investment activities. Each type of derivative instrument presents its own special risks.

Investors may lose money by investing in a Portfolio; investments in the Portfolios are not guaranteed.

MANAGEMENT

Mitchell Hutchins, an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser and administrator of the Portfolios.

Mitchell Hutchins also is the investment adviser and administrator of the Underlying Funds other than PaineWebber Cashfund. PaineWebber serves as investment adviser and administrator for PaineWebber Cashfund and has appointed Mitchell Hutchins to serve as its sub-adviser and sub-administrator. Mitchell Hutchins has appointed sub-advisers for certain other Underlying Funds.

MINIMUM INVESTMENT

To open an account, investors must invest $1,000; to add to an account, investors need only invest $100.

HOW TO PURCHASE SHARES OF THE PORTFOLIOS

Shares of each Portfolio will be offered during an initial subscription period currently scheduled to end on February 24, 1998. Each Portfolio currently expects to commence investment operations on or about February 25, 1998.

Investors may choose among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge; the maximum sales charge is 4.5% (4% for Conservative Portfolio) of the public offering price. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors also may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

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                               Prospectus Page 4

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio
                          The Portfolios at a Glance
                                  (Continued)
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CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% (0.75% for Conservative Portfolio) is charged on shares sold within one year of purchase. Class C shares never convert to another class of shares.

CLASS Y SHARES

Class Y shares are offered only to limited groups of investors. The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a contingent deferred sales charge when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.

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                               Prospectus Page 5

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio
                                 Expense Table
-------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Portfolios. Each Portfolio pays a management fee and, for all classes of shares other than Class Y shares, also pays 12b-1 service and distribution fees to Mitchell Hutchins. Mitchell Hutchins has agreed to reimburse all other expenses of the Portfolios with the exception of extraordinary expenses for the first year of operations. Investors should note that they may invest directly in the Underlying Funds and thereby avoid incurring the management fees and other expenses paid by each Portfolio.

                                      CLASS A      CLASS B CLASS C      CLASS Y
SHAREHOLDER TRANSACTION EXPENSES      -------      ------- -------      -------
Maximum Sales Charge on Purchases of
 Shares (as a % of offering price)..   4.50%(/1/)   None    None         None
Sales Charge on Reinvested Dividends
 (as a % of offering price).........   None         None    None         None
Maximum Contingent Deferred Sales
 Charge (as a % of offering price or
 net asset value at the time of
 sale, whichever is less)...........   None            5%      1%(/2/)   None
ANNUAL FUND OPERATING EXPENSES
 (as a % of average net assets)(/3/)
AGGRESSIVE PORTFOLIO
Management Fees (after waivers).....   None         None    None         None
12b-1 Fees..........................   0.25         1.00    1.00         None
Other Expenses (after reimburse-
 ments).............................   None         None    None         None
                                       ----         ----    ----         ----
Total Operating Expenses............   0.25%        1.00%   1.00%        None
                                       ====         ====    ====         ====
MODERATE PORTFOLIO
Management Fees (after waivers).....   None         None    None         None
12b-1 Fees..........................   0.25         1.00    1.00         None
Other Expenses (after reimburse-
 ments).............................   None         None    None         None
                                       ----         ----    ----         ----
Total Operating Expenses............   0.25%        1.00%   1.00%        None
                                       ====         ====    ====         ====
CONSERVATIVE PORTFOLIO
Management Fees (after waivers).....   None         None    None         None
12b-1 Fees..........................   0.25         1.00    0.75         None
Other Expenses (after reimburse-
 ments).............................   None         None    None         None
                                       ----         ----    ----         ----
Total Operating Expenses............   0.25%        1.00%   0.75%        None
                                       ====         ====    ====         ====

-------
(/1/4.00%)for Conservative Portfolio
(/2/0.75%)for Conservative Portfolio
(/3/Mitchell)Hutchins has agreed to waive its 0.35% management fee and to reimburse "Other Expenses" for each Portfolio for the first year of operations. This expense reimbursement does not include 12b-1 service and distribution fees and extraordinary expenses. If this fee waiver and expense reimbursement were not in effect the "Management Fee" would be 0.35% and "Other Expenses" are estimated to be 0.63% for all classes in each Portfolio. If these fee waivers and expense reimbursements were not in effect, "Total Operating Expenses" for Classes A, B, C and Y would be expected to be 1.23%, 1.98%, 1.98% and 0.98%, 1.23%, 1.98%, 1.98% and
    0.98% and 1.23%, 1.98%, 1.73% and 0.98%, for Aggressive Portfolio,
    Moderate Portfolio and Conservative Portfolio, respectively, for each Portfolio's first year of operations. Mitchell Hutchins and the Portfolios expect to apply to the SEC to permit the Portfolios to share expenses with the Underlying Funds. If approved, Mitchell Hutchins anticipates that the expenses for the Portfolios will be lower than the amounts the Portfolios would otherwise incur.

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                               Prospectus Page 6

-------------------------------------------------------------------------------

Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio
                                 Expense Table
                                  (Continued)
-------------------------------------------------------------------------------

 CLASS A SHARES: Sales charge waivers and reduced sales charges are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if these shares are sold by the shareholder within one year after purchase, a contingent deferred sales charge of 1% is imposed on the offering price or the net asset value of the shares at the time of sale, whichever is less.
 CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.
 CLASS C SHARES: If shares are sold by the shareholder within one year after purchase, a contingent deferred sales charge of 1% (0.75% for Conservative Portfolio) is imposed on the offering price or the net asset value of the shares at the time of sale, whichever is less.
 CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ("PW Programs"), when Class Y shares are purchased through that Program. Participation in a PW Program is subject to an advisory fee at an annual rate of no more than 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Program participants also are permitted to purchase Class Y shares.

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                            CLASS A CLASS B CLASS C      CLASS Y
                                            ------- ------- -------      -------
12b-1 service fees.........................  0.25%   0.25%   0.25%        None
12b-1 distribution fees....................  0.00%   0.75%   0.75%(/1/)   None

-------
(/1/0.50%)for Conservative Portfolio

For more information, see "Management" and "Flexible PricingSM."

The following table shows the expense ratios applicable to Class Y shareholders of each Underlying Fund, based on operating expenses for its last fiscal year ended before November 1, 1997 (except for High Income Fund and Investment Grade Income Fund, for which the expense ratios are based on estimated operating expenses for the most recent fiscal year because no Class Y shares were outstanding during their last fiscal years). The Portfolios invest only in Class Y shares of the Underlying Funds and, accordingly, pay no sales load or 12b-1 service or distribution fees in connection with these investments. The Portfolios, however, indirectly bear their pro rata share of the operating expenses applicable to Class Y shareholders of the Underlying Funds. As a result, the investment returns of each Portfolio will reflect the operating expenses of the Underlying Funds that it holds.

                                                       EXPENSE RATIO OF
                                                    CLASS Y SHARES OF THE
                                                    UNDERLYING FUNDS (AS A
UNDERLYING PAINEWEBBER FUND                   PERCENTAGE  OF AVERAGE NET ASSETS)
---------------------------                   ----------------------------------
PAINEWEBBER GLOBAL FUNDS
 PaineWebber Global Equity Fund..............               1.10%
 PaineWebber Global Income Fund..............               0.94%

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                               Prospectus Page 7

-------------------------------------------------------------------------------

Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio
                                 Expense Table
                                  (Continued)
-------------------------------------------------------------------------------

                                                             EXPENSE RATIO OF
                                                           CLASS Y SHARES OF THE
                                                           UNDERLYING FUNDS (AS
                                                              A PERCENTAGE OF
UNDERLYING PAINEWEBBER FUND                                 AVERAGE NET ASSETS)
---------------------------                                ---------------------
PAINEWEBBER STOCK FUNDS
 PaineWebber Growth Fund..................................         1.00%
 PaineWebber Growth and Income Fund.......................         0.88%
 PaineWebber Small Cap Fund...............................         1.72%
PAINEWEBBER BOND FUNDS
 PaineWebber High Income Fund.............................         0.71%
 PaineWebber Investment Grade Income Fund.................         0.69%
 PaineWebber Low Duration U.S. Government Income Fund.....         0.99%
 PaineWebber U.S. Government Income Fund..................         0.64%
PAINEWEBBER MONEY MARKET FUND
 PaineWebber Cashfund(/1/)................................         0.63%

-------
(/1/PaineWebber)Cashfund offers only one class of shares but does not charge any sales load or 12b-1 service or distribution fees.

The following table shows the expense ratios of each Portfolio (after waivers and reimbursements) and those of the Class Y shares of the Underlying Funds, based on a weighted average of the Class Y expense ratios of the Underlying Funds in which that Portfolio currently expects to invest for its initial allocation period. These expense ratios may be higher or lower depending on the actual allocation of a Portfolio's assets among the Underlying Funds and the expenses actually incurred by those Underlying Funds.

                                             AGGREGATE ESTIMATED EXPENSE RATIO
                                            OF THE PORTFOLIOS INCLUDING INDIRECT
                                             EXPENSES OF CLASS Y SHARES OF THE
                                                   UNDERLYING FUNDS (AS A
MITCHELL HUTCHINS PORTFOLIO                  PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------                 ------------------------------------
AGGRESSIVE PORTFOLIO
 Class A...................................                1.40%
 Class B...................................                2.15%
 Class C...................................                2.15%
 Class Y...................................                1.15%
MODERATE PORTFOLIO
 Class A...................................                1.21%
 Class B...................................                1.96%
 Class C...................................                1.96%
 Class Y...................................                0.96%
CONSERVATIVE PORTFOLIO
 Class A...................................                1.08%
 Class B...................................                1.83%
 Class C...................................                1.58%
 Class Y...................................                0.83%

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                               Prospectus Page 8

--------------------------------------------------------------------------------

Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio
                                 Expense Table
                                  (Continued)
--------------------------------------------------------------------------------


EXAMPLES OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses they incur as shareholders of a Portfolio. These expenses reflect the aggregate estimated expense ratio of each Portfolio (net of any waivers and reimbursements) which includes the indirect estimated expenses of the Underlying Funds. The assumed 5% annual return shown in the examples is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A PORTFOLIO MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in a Portfolio, assuming a 5% annual return:

AGGRESSIVE PORTFOLIO

EXAMPLE                                                           1 YEAR 3 YEARS
-------                                                           ------ -------
Class A..........................................................  $59     $87
Class B (Assuming sale of all shares at end of period)...........  $72     $97
Class B (Assuming no sale of shares).............................  $22     $67
Class C (Assuming sale of all shares at end of period)...........  $32     $67
Class C (Assuming no sale of shares).............................  $22     $67
Class Y..........................................................  $12     $37

MODERATE PORTFOLIO

EXAMPLE                                                           1 YEAR 3 YEARS
-------                                                           ------ -------
Class A..........................................................  $57     $82
Class B (Assuming sale of all shares at end of period)...........  $70     $92
Class B (Assuming no sale of shares).............................  $20     $62
Class C (Assuming sale of all shares at end of period)...........  $30     $62
Class C (Assuming no sale of shares).............................  $20     $62
Class Y..........................................................  $10     $31

CONSERVATIVE PORTFOLIO

EXAMPLE                                                           1 YEAR 3 YEARS
-------                                                           ------ -------
Class A..........................................................  $51     $73
Class B (Assuming sale of all shares at end of period)...........  $69     $88
Class B (Assuming no sale of shares).............................  $19     $58
Class C (Assuming sale of all shares at end of period)...........  $24     $50
Class C (Assuming no sale of shares).............................  $16     $50
Class Y..........................................................  $ 8     $26

 ASSUMPTIONS MADE IN THE EXAMPLES

 . ALL CLASSES: Fee waivers and expense reimbursements for the first year;
   reinvestment of all dividends and other distributions; allocation of each Portfolio's assets among the Underlying Funds; and percentage amounts listed under "Annual Fund Operating Expenses" remain the same for the years shown.
 . CLASS A SHARES: Deduction of the maximum 4.5% (4.0% for Conservative
   Portfolio) initial sales charge at the time of purchase.
 . CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years.
 . CLASS C SHARES: Deduction of a 1% (0.75% for Conservative Portfolio) contingent deferred sales charge for sales of shares within one year of purchase.

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                               Prospectus Page 9

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                              -------------------
Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                     Portfolio

                       Investment Objectives & Policies
-------------------------------------------------------------------------------

The investment objectives of the Portfolios may not be changed without shareholder approval. Each Portfolio seeks to achieve its investment objective by investing within specified ranges among certain Underlying Funds. Each Portfolio seeks to maintain different allocations between Underlying Funds that are equity funds and Underlying Funds that are bond funds (including a money market fund), depending on its investment objective.

Mitchell Hutchins allocates investments for each Portfolio among Underlying Funds based on Mitchell Hutchins' outlook for the economy, financial markets and the relative performance of the Underlying Funds. Based on Mitchell Hutchins' recommendations, the board of trustees ("board") of the Portfolios has established investment ranges that designate minimum and maximum percentages for the allocation of each Portfolio's assets between equity funds and bond funds and for the percentage of the Portfolio's assets that may be invested in a particular Underlying Fund.

The table below sets forth for each Portfolio the initial equity fund/bond fund allocation targets and the permissible investment ranges for the Underlying Funds.

                                              AGGRESSIVE MODERATE  CONSERVATIVE
UNDERLYING FUND                               PORTFOLIO  PORTFOLIO  PORTFOLIO
---------------                               ---------- --------- ------------
EQUITY FUND/BOND FUND TARGET*................   80/20%     60/40%     20/80%
EQUITY FUNDS
 PaineWebber Global Equity Fund..............   0%-30%     0%-20%         0%
 PaineWebber Growth Fund.....................   0%-10%     0%-20%         0%
 PaineWebber Growth and Income Fund..........  20%-40%    20%-40%    10%-30%
 PaineWebber Small Cap Fund..................  20%-40%     0%-20%         0%
BOND FUNDS
 PaineWebber Global Income Fund..............   0%-10%     0%-20%     5%-15%
 PaineWebber High Income Fund................   0%-20%     0%-10%         0%
 PaineWebber Investment Grade Income Fund....   0%-10%     0%-20%     0%-20%
 PaineWebber Low Duration U.S. Government
  Income Fund................................       0%     0%-10%    20%-40%
 PaineWebber U.S. Government Income Fund.....       0%     0%-20%    20%-40%
PAINEWEBBER CASHFUND.........................   0%-20%     0%-20%     0%-20%

-------
* Each Portfolio may deviate from its equity fund/bond fund targets within ranges of ten percent above or below the relevant target percentages.
The Underlying Funds represent a broad spectrum of investments. The equity/bond ranges and the investment ranges are based on the degree to which Mitchell Hutchins expects the selected Underlying Funds, in combination, to be appropriate for a Portfolio's particular investment objective. If appreciation or depreciation in the value of an Underlying Fund's shares causes the percentage of a Portfolio's assets invested in that Underlying Fund or the Portfolio's equity fund/bond fund target to exceed or be less than the applicable investment range, Mitchell Hutchins will consider whether to reallocate the assets of the Portfolio, but is not required to do so. The Underlying Funds in which each Portfolio may invest, the equity fund/bond fund targets and ranges and the investment ranges applicable to each Underlying Fund may be changed by the Portfolios' board without shareholder approval.

Each Portfolio maintains cash reserves for meeting redemptions, expenses and in connection with making new investments. The Portfolios may invest these cash reserves in Cashfund or may invest directly in short-term U.S. government securities, high grade short-term commercial paper and repurchase agreements. When Mitchell Hutchins believes that unusual market or

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                              Prospectus Page 10

--------------------------------------------------------------------------------

Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio

economic conditions warrant a temporary defensive posture, each Portfolio may invest up to 100% of its total assets in these securities or in Cashfund.

INVESTMENT OBJECTIVES AND POLICIES OF UNDERLYING FUNDS

The following is a concise description of the investment objectives and policies of the Underlying Funds in which the Portfolios may invest. As with any mutual fund, there is no assurance that any Underlying Fund will achieve its investment objective. The Statement of Additional Information includes more information about the investment policies of the Underlying Funds. Those policies also are described more fully in the prospectus of each Underlying Fund. No offer is made in this Prospectus of shares of any Underlying Fund.

GLOBAL EQUITY FUND

Global Equity Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this goal by investing primarily in equity securities issued by companies in foreign countries, as well as in the United States. The Fund normally invests in at least three countries, one of which is typically the United States. The Fund normally invests at least 65% of its total assets in equity securities of foreign and U.S. companies. The Fund may invest up to 35% of its total assets in investment grade bonds issued by corporate or governmental entities. The bonds in which the Fund invests have maturities no longer than seven years. The Fund may assume a temporary defensive position by investing all or a significant portion of its assets in securities of U.S. and Canadian issuers or by holding cash or short-term money market investments. Under normal circumstances, at least 80% of the Fund's total assets are invested in equity securities or bonds of issuers in countries represented in the Morgan Stanley Capital International World Index. This is a well-known index that reflects developed and developing markets throughout the world.

GE Investment Management Incorporated serves as sub-adviser to Global Equity
Fund.

GLOBAL INCOME FUND

Global Income Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The Fund seeks to achieve these objectives by investing principally in high-quality bonds issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by U.S. or foreign companies. The Fund's portfolio consists primarily of bonds rated within one of the two highest grades assigned by a nationally recognized rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Normally, at least 65% of the Fund's total assets consist of high-quality bonds (and receivables from the sale of such bonds), denominated in foreign currencies or U.S. dollars, of issuers located in at least three of the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Fund's assets normally are invested in securities of issuers located in any one country other than the United States. Up to 5% of the Fund's total assets may be invested in bonds convertible into equity securities and up to 20% of the Fund's total assets may be invested in bonds that are not paying current income.

Global Income Fund may invest up to 35% of its total assets in bonds rated below the two highest grades assigned by a rating agency. Except as noted below, these bonds must be at least investment grade. Within this 35% limitation, the Fund may invest up to 20% of its total assets in bonds rated below investment grade. Many emerging market bonds are not investment grade. The Fund's total investments in emerging market bonds may exceed 20%, however, if it also invests in emerging market bonds with investment grade ratings.

Global Income Fund is a non-diversified fund as defined in the 1940 Act and is subject to greater risk than funds that have a broader range of investments.

GROWTH FUND

Growth Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities issued by companies believed by Mitchell Hutchins to have substantial potential for capital growth. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities. The Fund may invest up to 35% of its total assets in U.S. government bonds and in corporate bonds (including up to 10% in bonds and convertible securities rated below investment grade). Up to 25% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market.

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio


GROWTH AND INCOME FUND

Growth and Income Fund's investment objective is current income and capital growth. The Fund seeks to achieve this objective by investing primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth. Normally, the Fund invests at least 65% of its total assets in these equity securities. The Fund may invest up to 35% of its total assets in equity securities not meeting these selection criteria, as well as in U.S. government bonds, corporate bonds and money market instruments, including up to 10% in convertible bonds rated below investment grade. Up to 25% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

SMALL CAP FUND

Small Cap Fund's investment objective is long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of small cap companies, which are defined as companies having market capitalizations of up to $1 billion. The Fund may invest up to 35% of its total assets in equity securities of companies that are larger than small cap companies, as well as in U.S. government bonds, corporate bonds and money market instruments, including up to 10% of total assets in convertible bonds rated below investment grade. Up to 25% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities of foreign issuers traded on recognized U.S. exchanges or in the U.S. OTC market.

HIGH INCOME FUND

High Income Fund's investment objective is to provide high income. The Fund normally invests at least 65% of its total assets in high yield, high risk, income-producing corporate bonds that, at the time of purchase, are rated B or better by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), are comparably rated by another rating agency or, if unrated, are considered to be of comparable quality by Mitchell Hutchins. The Fund also may invest up to 35% of its total assets in (1) bonds that are rated below B or comparable unrated bonds; (2) U.S. government bonds; (3) preferred stocks; (4) equity securities (including common stocks, warrants and rights); and (5) money market instruments, including repurchase agreements. Up to 25% of the Fund's total assets may be invested in bonds and equity securities that are not paying current income. Up to 35% of the Fund's net assets may be invested in securities of foreign issuers. However, no more than 10% of the Fund's net assets may be invested in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar.

INVESTMENT GRADE INCOME FUND

Investment Grade Income Fund's objective is to provide high current income consistent with the preservation of capital and liquidity. The Fund normally invests at least 65% of its total assets in U.S. government and investment grade corporate bonds (including mortgage-backed securities). The Fund also may invest up to 35% of its total assets in the following: (1) corporate bonds that are rated below investment grade; (2) preferred stocks; (3) convertible securities; (4) asset-backed securities; (5) commercial paper or variable amount master notes whose issuers, at the time the security is purchased by the Fund, have outstanding either long-term bonds that are rated investment grade by S&P or Moody's or commercial paper rated in the highest rating category by S&P or Moody's; and (6) other money market instruments, including repurchase agreements.

Investment Grade Income Fund may invest in mortgage-backed securities only if they are issued or guaranteed by the U.S. Government or if, at the time of purchase, they are investment grade. The Fund may invest in other asset-backed securities only if, at the time of purchase, they are rated in one of the two highest rating categories by S&P or Moody's. The Fund may not invest more than 10% of its total assets in interest-only and principal-only classes of mortgage-backed securities.

Up to 20% of Investment Grade Income Fund's net assets may be invested in certain foreign securities. These are: (1) U.S. dollar-denominated securities of foreign issuers or of foreign branches of U.S. banks that are traded in the U.S. securities markets; and (2) securities that are U.S. dollar-denominated but whose value is linked to the value of foreign currencies.

U.S. GOVERNMENT INCOME FUND AND LOW DURATION U.S. GOVERNMENT INCOME FUND ("LOW DURATION INCOME FUND")

U.S. Government Income Fund's investment objective is to provide high income consistent with the

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio

preservation of capital and liquidity. Low Duration Income Fund's investment objective is to achieve the highest level of income consistent with the preservation of capital and low volatility of net asset value.

Low Duration Income Fund seeks to limit (but not eliminate) the volatility of net asset value by normally maintaining an overall portfolio duration of from 1 to 3 years. U.S. Government Income Fund has no fixed portfolio duration policy. "Duration" is a measure of the expected life of a fixed income security on a present value basis.

Each Fund normally invests at least 65% of its total assets in U.S. government bonds (including mortgage-backed securities) and repurchase agreements with respect to them. Each Fund also may invest up to 35% of its total assets in privately issued mortgage-backed and asset-backed securities that, at the time of purchase, are rated in the highest rating category by a nationally recognized rating agency, such as S&P or Moody's, or if unrated, are considered to be of comparable quality by Mitchell Hutchins or, for Low Duration Income Fund, its sub-adviser, Pacific Investment Management Company ("PIMCO").

Each Fund has a fundamental policy of normally concentrating at least 25% of its total assets in U.S. government and privately issued mortgage- and asset-backed securities. This policy has the effect of increasing each Fund's exposure to the risks of these securities and might cause the Fund's net asset value to fluctuate more than otherwise would be the case. Some types of mortgage-backed securities, including "interest only," "principal-only" and inverse floating rate classes of these securities, can be extremely volatile and may become illiquid. Low Duration Income Fund does not invest in these classes of mortgage-backed securities.

CASHFUND

Cashfund's investment objective is to provide current income, stability of principal and high liquidity. The Fund invests exclusively in high-quality money market instruments having or deemed to have remaining maturities of 13 months or less. These instruments include U.S. government securities, obligations of U.S. and foreign banks, commercial paper and other short-term obligations of U.S. and foreign companies, governments and similar entities, variable and floating rate securities and participation interests and repurchase agreements involving any of the foregoing. Shares of Cashfund are not insured or guaranteed by the U.S. government.

-------------------------------------------------------------------------------

                        Investment Philosophy & Process

-------------------------------------------------------------------------------

Mitchell Hutchins' team of three Chief Investment Officers ("Team") will employ a two-step approach to allocate each Portfolio's investments among the Underlying Funds.

First, in accordance with each Portfolio's current equity fund/bond fund target, the Team will allocate the Portfolio's assets among five basic asset categories of the Underlying Funds:

 . U.S. equity;

 . global equity;

 . U.S. bond;

 . global bond; and

 . money market (the Portfolios may invest in a money market fund or directly in money market instruments).

When the Team's analysis indicates that a different allocation is more likely to achieve a Portfolio's goals, the Portfolio may deviate from its target allocations within the established investment ranges for equity and bond securities. The Team will base its category allocation decisions in part on Mitchell Hutchins' quantitative models, which include, but are not limited to, an analysis of the following factors:

 . price-to-earnings ratios,

 . inflation rates,

 . real interest rates and

 . the yield curve in the United States and overseas.

Analysis of these variables generates estimated returns of equities in the four major stock markets (the United States, the United Kingdom, Germany and Japan) that

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

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio

represent in excess of 70% of global market capitalization, the estimated changes of bond yields in the U. S. bond market and global bond markets, and the estimated spreads between these yields.

Second, after deciding the appropriate asset category allocation for each Portfolio, the Team allocates each Portfolio's investments among the Underlying Funds within each of the five asset categories. For example, in making a decision to allocate investments among the Underlying Funds that invest in U.S. bonds, the Team will evaluate relevant factors including the outlook for the direction of interest rates, the duration of the relevant Underlying Funds' portfolios and yield differentials among sectors of the bond markets. Similarly, the Team may consider factors such as the relative valuations of different sectors of the equity market (for example, large capitalization or small capitalization) and the risks of the different sectors when deciding the appropriate allocation among U.S. equity funds.

In addition to using quantitative analysis, Team members may rely on their own judgment, as well as the judgment of the Underlying Funds' portfolio managers, when making investment decisions. The Team will consider reallocating Portfolio investments at least quarterly, but may change allocations more frequently if market conditions warrant.

-------------------------------------------------------------------------------

                                  Performance
-------------------------------------------------------------------------------

PERFORMANCE OF UNDERLYING FUNDS

The following table shows the average annual total returns of each Underlying Fund (other than Cashfund) for the most recent one-, five- and ten-year periods (or since inception if shorter). The performance information reflects both standardized and non-standardized returns. These terms are defined below in "Performance Information" in this section. Standardized returns are shown net of the maximum applicable initial and contingent deferred sales charges and other distribution-related expenses and service fees. Non-standardized returns do not reflect maximum applicable sales charges and thus are higher than standardized returns.

The Portfolios invest in Class Y shares of the Underlying Funds (other than Cashfund), which are not subject to sales charges and distribution-related expenses and service fees. However, Class A, B or C shares of the Portfolios are subject to these sales charges and expenses, all of which will reduce the returns to an investor.

For the Underlying Funds that invest predominantly in bonds, 30-day yield is also given. For Cashfund, yield and effective yield are shown in a footnote.

                        PERFORMANCE OF UNDERLYING FUNDS

                                                                                                      30-DAY
                                                                  AVERAGE ANNUAL TOTAL RETURNS       YIELD FOR
                           ASSETS OF ALL                                THROUGH 12/31/97              PERIOD
                           CLASSES AS OF     INCEPTION            -----------------------------        ENDED
UNDERLYING FUND          12/31/97 ($000'S)     DATE      CLASS(1) ONE YEAR FIVE YEARS TEN YEARS     12/31/97(2)
---------------          ----------------- ------------- -------- -------- ---------- ---------     -----------
EQUITY FUNDS
 PaineWebber Global
  Equity Fund...........     $ 473,870     11/14/91(/3/)     A
  Standardized Return...                                            1.55%    11.05%      9.92%(/3/)     N/A
  Non-Standardized
   Return...............                                            6.34     12.08      10.75(/3/)      N/A
 PaineWebber Growth
  Fund..................       368,432          03/18/85     A
  Standardized Return...                                           11.76     12.48      15.39           N/A
  Non-Standardized
   Return...............                                           17.01     13.52      15.92           N/A
 PaineWebber Growth and
  Income Fund...........     1,118,567          12/20/83     A
  Standardized Return...                                           25.92     13.68      14.51           N/A
  Non-Standardized
   Return...............                                           31.86     14.73      15.04           N/A

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                              Prospectus Page 14

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio

                                                                                                         30-DAY
                                                                   AVERAGE ANNUAL TOTAL RETURNS         YIELD FOR
                            ASSETS OF ALL                                THROUGH 12/31/97                PERIOD
                            CLASSES AS OF     INCEPTION            -----------------------------          ENDED
UNDERLYING FUND           12/31/97 ($000'S)     DATE      CLASS(1) ONE YEAR FIVE YEARS TEN YEARS       12/31/97(2)
---------------           ----------------- ------------- -------- -------- ---------- ---------       -----------
EQUITY FUNDS (CONTINUED)
 PaineWebber Small Cap
  Fund..................      $128,545      02/01/93(/3/)     B
  Standardized Return...                                            21.45%      N/A        12.31%(/3/)     N/A
  Non-Standardized
   Return...............                                            26.45       N/A        12.57(/3/)      N/A
BOND FUNDS
 PaineWebber Global
  Income Fund...........       595,170           03/20/87     B
  Standardized Return...                                            (1.94)     5.54         7.88          3.84%
  Non-Standardized
   Return...............                                             3.06      5.86         7.88          3.84
 PaineWebber High Income
  Fund..................       629,456           08/31/84     A
  Standardized Return...                                             8.44      8.96        10.62          8.35
  Non-Standardized
   Return...............                                            12.98      9.85        11.07          8.35
 PaineWebber Investment
  Grade Income Fund.....       289,293           08/31/84     A
  Standardized Return...                                             7.41      7.41         9.12          5.92
  Non-Standardized
   Return...............                                            11.93      8.29         9.57          5.92
 PaineWebber Low
  Duration U.S.
  Government Income
  Fund..................       133,951      05/03/93(/3/)     C
  Standardized Return...                                             5.68       N/A    3.88(/3/)          4.66
  Non-Standardized
   Return...............                                             6.43       N/A    3.88(/3/)          4.66
 PaineWebber U.S.
  Government Income
  Fund..................       367,573           08/31/84     A
  Standardized Return...                                             5.11      3.42         6.76          5.63
  Non-Standardized
   Return...............                                             9.44      4.27         7.20          5.63

-------
(1) The class outstanding for the longest period. If more than one class is outstanding for the longest period, the table shows performance for the class that represents the largest portion of the Underlying Fund's net assets.
(2) For the seven-day period ended December 31, 1997, PaineWebber Cashfund's yield was 5.25% and its effective yield was 5.39%.
(3) No class has been outstanding for ten years. The average annual return figure represents the return for the life of the longest outstanding class of the Underlying Fund.

The past performance of the Underlying Funds is not a guarantee of future results for either the Underlying Funds or the Portfolios. Further information about each Underlying Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Underlying Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

PERFORMANCE INFORMATION

The Portfolios perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Portfolio as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized returns for Class A shares of the Portfolios reflect deduction of the Portfolios' maximum initial sales charge of 4.5% (4.0% for Conservative Portfolio) at the time of purchase, and standardized returns for the Class B and Class C shares of the Portfolios reflect deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Portfolio or class has been in existence for a

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

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio

shorter period. If so, returns will be shown for the period since inception or "life of the Portfolio."

The Portfolios may use other total return presentations (sometimes referred to as non-standardized return) in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Moderate Portfolio and Conservative Portfolio also may advertise their yields. Yield reflects investment income net of expenses over a 30-day (or one-month) period on the Portfolio shares, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B, Class C and Class Y shares at the end of the period. Yield computations differ from other accounting methods and thus may differ from dividends actually paid or reported net income.

The Underlying Funds perform the same standardized computation of annualized total return as the Portfolios, and the Bond Funds perform the same yield computations.

As a money market fund, Cashfund may advertise its yield and effective yield based on the income earned on an investment in Cashfund over a specified seven day period. That income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

All total return and yield information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Portfolios and the Underlying Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid.

-------------------------------------------------------------------------------

            Investments of the Portfolios and the Underlying Funds

-------------------------------------------------------------------------------

INVESTMENTS AND RISKS OF THE PORTFOLIOS

The performance of a Portfolio will directly reflect the investment performance of the Underlying Funds it holds. As a result, the Portfolios' ability to meet their investment objectives depends both on the allocation of their assets among the various Underlying Funds and the ability of those Underlying Funds to meet their investment objectives. An investment in a Portfolio is subject to all the risks of an investment directly in the Underlying Funds it holds.

The value of the Underlying Funds' investments, and thus the net asset value of both the Underlying Funds and the Portfolios, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Each Portfolio invests in a limited number of Underlying Funds and may invest more than 25% of its assets in a single Underlying Fund. As a result, the performance of a single Underlying Fund can have a significant effect on the performance of a Portfolio and the price of that Portfolio's shares.

The shareholders of a Portfolio will be subject to the risks of the securities held by and the investment techniques used for an Underlying Fund in direct proportion to the amount of assets allocated by that Portfolio to the Underlying Fund. The risks of each Underlying Fund are determined by the nature of the securities it holds and the investment techniques and strategies used by Mitchell Hutchins or a sub-adviser. Certain of these securities, investment techniques and related risks are described here. More information is available in the Statement of Additional Information and in the prospectuses of the Underlying Funds.

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                              Prospectus Page 16

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio



TYPES OF SECURITIES OF THE UNDERLYING FUNDS

EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, which are convertible into common stock.

BONDS are fixed or variable rate obligations, including notes, debentures and similar debt instruments and securities. Mortgage- and asset-backed securities are types of bonds. Corporations, governments and other issuers use bonds to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at or before maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

U.S. GOVERNMENT BONDS include direct obligations of the U.S. government (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities. U.S. government bonds include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government bonds may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer, such as the Resolution Funding Corporation, the Student Loan Marketing Association ("Sallie Mae"), the Federal Home Loan Banks and the Tennessee Valley Authority.

CORPORATE BONDS are bonds issued by corporations, banks, partnerships, trusts or other non-governmental entities.

MORTGAGE- AND ASSET-BACKED SECURITIES are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. The growth of mortgage-backed securities and the secondary mortgage market in which they are traded has helped to keep mortgage money available for home financing. Mortgage-backed securities may be composed of one or more classes and may be structured as either pass-through securities or collateralized debt obligations.

Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

MONEY MARKET SECURITIES are high-quality, short-term instruments and include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements secured by these instruments.

RISKS OF THE UNDERLYING FUNDS

Following is a discussion of the risks that are common to a number of the Underlying Funds:

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that an Underlying Fund may experience a substantial or complete loss on an individual equity investment.

BONDS--INTEREST RATE AND CREDIT RISK. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Underlying Fund's investments. In general, bonds having longer durations are more sensitive to interest

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

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio

rate changes than are bonds with shorter durations. "Duration" is a measure of the expected life of a fixed income security on a present value basis. See "Duration."

Credit risk is the risk the issuer or guarantor may be unable to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

DURATION. Duration incorporates a bond's yield, coupon interest rate payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins or a sub-adviser in portfolio selection and yield curve positioning for the Underlying Funds.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Duration allows Mitchell Hutchins or a sub-adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of an Underlying Fund's portfolio. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins or a sub-adviser calculates the duration of the Fund's portfolio as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than expected. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility.

CREDIT RATINGS; BONDS RATED BELOW INVESTMENT GRADE. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of the security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade bonds.

Investment grade bonds are rated in one of the four highest rating categories by a rating agency, such as S&P or Moody's, or, if unrated, are considered to be of comparable quality by Mitchell Hutchins or the applicable sub-adviser. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds.

High yield, high risk bonds are rated below investment grade and are commonly referred to as "junk bonds." High Income Fund may invest without limit in these bonds and other Underlying Funds may invest significant portions of their assets in them. High yield, high risk bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal. An Underlying Fund's investments in these lower rated bonds entail greater risk than its investments in investment grade bonds. Lower rated bonds may be more sensitive to adverse market conditions. During an economic downturn or period of rising interest rates, their issuers may experience financial stress that adversely affects their ability to pay interest and repay principal and may increase the possibility of default. Lower rated bonds are frequently unsecured by collateral and will not receive payment until more senior claims are paid in full. The market for these bonds is thinner and less active, which may limit the Underlying Funds' ability to sell them at fair value in response to changes in the economy or financial markets.

FOREIGN SECURITIES. Investing in foreign securities involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. Investments in foreign countries could be affected by

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                                                                    Portfolio

other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

EMERGING MARKET SECURITIES. Investing in securities issued by companies located in emerging market countries involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging market countries may also result in a lack of liquidity and in price volatility. Issuers in emerging market countries typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

CURRENCY. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of an Underlying Fund's foreign investments. An Underlying Fund's share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, devaluations, speculation or other political or economic developments inside and outside the United States.

DERIVATIVES. Some of the instruments in which the Underlying Funds may invest may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, interest rate swaps and similar instruments that may be used in hedging and related strategies. There is limited consensus as to what constitutes a "derivative" security. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins and the applicable sub-advisers take these risks into account in their management of the Underlying Funds.

ZERO COUPON, OID AND PIK BONDS. Zero coupon bonds are Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interest in such stripped debt obligations and coupons. A zero coupon security pays no cash interest to its holder prior to maturity. The buyer of a zero coupon bond receives a rate of return from the gradual appreciation of the securities that occurs because it will be redeemed at face value on a specified maturity date. Federal tax law requires that the holder of a zero coupon security and other securities issued with original issue discount ("OID") include in gross income each year the OID that accrues on the security for the year.

Because zero coupon bonds bear no interest, they usually trade at a discount from their face or par value and they are generally more sensitive to changes in interest rates than other bonds. This means that when interest rates fall, the value of zero coupon bonds rises more rapidly than bonds paying interest on a current basis. However, when interest rates rise, their value falls more dramatically.

Interest or dividends on payment in kind ("PIK") bonds are paid in additional securities. PIK bonds also often trade at a discount from their face or par value and also are subject to greater fluctuations in market value in response to changing interest rates than comparable securities that pay interest or dividends in cash.

SOVEREIGN DEBT AND BRADY BONDS. Sovereign debt includes bonds that are issued or guaranteed by foreign governments or their agencies, instrumentalities or

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political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers.
The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Underlying Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

Brady bonds are sovereign debt securities issued under a 1989 plan (named for former Secretary of the Treasury Nicholas F. Brady) that allows emerging market countries to restructure their outstanding debt to U.S. and other banks. Although Brady Bonds are collateralized by U.S. government securities, payment of interest and repayment of principal is not guaranteed by the U.S. government.

MORTGAGE-BACKED SECURITIES. A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly. Because of prepayments, mortgage-backed securities may not benefit as much as other bonds from declining interest rates, and an Underlying Fund may have to reinvest prepayments in bonds with lower interest rates than the original investment, thus adversely affecting its yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Underlying Fund purchased the security.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Both U.S. government and privately issued mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this prospectus as "CMOs." CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value and, in some instances, reduced liquidity of the CMO class.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and, therefore, the yield to investors, generally will be reduced. In some instances, an investor may fail to recoup all of his original investment in the IO, even if the security is government-guaranteed or is considered to be of the highest credit quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances.

Floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

COUNTERPARTIES. An Underlying Fund may be exposed to the risk of financial failure or insolvency of another party with which the Underlying Fund enters into a transaction, such as a repurchase agreement or a derivative contract. To help lessen those risks, Mitchell Hutchins and the applicable sub-advisers, subject to

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the supervision of the respective boards, monitor and evaluate the creditworthiness of the parties with which each Underlying Fund does business.

CONCENTRATION IN MORTGAGE-BACKED SECURITIES. U.S. Government Income Fund and Low Duration Income Fund each concentrates at least 25% of its total assets in U.S. government and privately issued mortgage- and asset-backed securities. This policy has the effect of increasing each of these Underlying Fund's exposure to the risks of these securities and might cause its net asset value to fluctuate more than would otherwise be the case. Some types of mortgage-backed securities, including IOs, POs and inverse floating rate classes of these securities, can be extremely volatile and may become illiquid. Low Duration Income Fund does not invest in these classes of mortgage-backed securities.

NON-DIVERSIFIED STATUS. Global Income Fund is "non-diversified," as that term is defined in the 1940 Act. This means that it is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, that Fund may be subject to greater risk because its return and the price of its shares may be significantly affected by the market condition or market assessment of a single issuer.

YEAR 2000 RISKS. Like other mutual funds, financial and business organizations around the world, each of the Portfolios could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to Portfolio records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolio's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios.

INVESTMENT TECHNIQUES AND STRATEGIES

HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. Each Underlying Fund except Cashfund may use derivative instruments, which may include options (both exchange traded and OTC), futures contracts and forward currency contracts, in strategies intended to reduce the overall risk of its investments ("hedge") or, in the case of some Underlying Funds, to enhance income or return (including reallocating exposure to different asset classes) or realize gains. Use of these derivative instruments solely to enhance income or realize gains may be considered a form of speculation. The Underlying Funds that invest substantially in bonds also may use interest rate swaps and similar contracts to preserve a return or spread on a particular investment or portion of their portfolios or to protect against an increase in the price of securities that the Underlying Fund anticipates purchasing at a later date. New financial products and risk management techniques continue to be developed, and may be used by an Underlying Fund if consistent with its investment objective and policies. The Statement of Additional Information contains further information on these derivative instruments and related strategies.

The Underlying Funds might not use any derivative instruments or strategies, and there can be no assurance that using them will succeed. If Mitchell Hutchins or the applicable sub-adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, an Underlying Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

 . the fact that the skills needed to implement a strategy using derivative instruments are different from those needed to select securities for the Underlying Funds;

 . the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities or currencies being hedged;

 . possible constraints placed on an Underlying Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Underlying Fund to maintain "cover" or to segregate securities; and

 . the possibility that an Underlying Fund is unable to close out or liquidate its hedged position.

REPURCHASE AGREEMENTS. All the Underlying Funds may use repurchase agreements and the Portfolios also may use them in investing cash reserves. Repurchase agreements are transactions in which a Portfolio or Underlying Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer, usually no more than seven days after purchase, at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the

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underlying securities and delays and costs to the Portfolio or Underlying Fund if the other party to the repurchase agreement becomes insolvent.

BORROWINGS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS. U.S. Government Income Fund and Low Duration Income Fund each may invest in "arbitraged" dollar roll and reverse repurchase transactions. In a dollar roll, the Underlying Fund sells mortgage-backed or other securities for delivery on the next regular settlement date and, simultaneously, contracts to purchase substantially identical securities for delivery on a later settlement date. In a reverse repurchase agreement, the Underlying Fund sells securities to a bank or dealer and agrees to repurchase them on demand or on a specified future date and at a specified price. In "arbitraged" transactions, the Underlying Fund maintains an offsetting position in cash or in U.S. government or investment grade bonds that mature on or before the settlement date of the related dollar roll or reverse repurchase agreement. Mitchell Hutchins believes that these "arbitraged" transactions do not present the risks that are normally associated with leverage. These Underlying Funds may invest up to 5% of their total assets in dollar rolls that are not arbitraged. These dollar rolls and reverse repurchase transactions are subject to each of these Underlying Fund's limitation on borrowings and may not exceed 33 1/3% of its total assets. Each of these Underlying Funds also may borrow for temporary or emergency purposes, but not in excess of an additional 5% of its total assets.

Each other Underlying Fund may borrow money and use reverse repurchase agreements subject to its limitation on borrowings, which varies from 10% to 33 1/3% of total assets.

Each Portfolio also may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Underlying Fund may purchase securities on a "when-issued" or delayed-delivery basis. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Underlying Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Underlying Fund purchases securities on a when-issued or delayed-delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation.

LENDING PORTFOLIO SECURITIES. Each Underlying Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Lending securities enables an Underlying Fund to earn additional income but could result in a loss or delay in recovering these securities.

PORTFOLIO TURNOVER. Each Portfolio's and Underlying Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or a sub-adviser deems portfolio changes appropriate. A higher turnover rate (100% or more) for a Portfolio or Underlying Fund will involve correspondingly greater transaction costs, which will be borne directly by the Portfolio or Underlying Fund, and may increase the potential for short-term capital gains.

DEFENSIVE POSITIONS; CASH RESERVES. When Mitchell Hutchins or the applicable sub-adviser believes that unusual market or economic circumstances warrant a defensive posture, an Underlying Fund may temporarily commit all or any portion of its assets to cash or investment grade money market instruments of U.S. issuers (and foreign issuers for some Underlying Funds), including repurchase agreements. Each Underlying Fund may invest up to 35% of its total assets in cash or investment grade money market instruments of U.S. issuers (and foreign issuers for some Underlying Funds) for liquidity purposes or pending investment in other securities.

ILLIQUID SECURITIES. Each Underlying Fund may invest up to 10% or 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Underlying Funds do not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Mitchell Hutchins or the sub-adviser, as applicable, has determined such securities to be liquid, based upon the trading markets for the securities under procedures approved by the Underlying Funds' boards. Investing in 144A securities could have the effect of increasing the level of illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Each Portfolio may invest up to 15% of its net assets in illiquid securities, including Rule 144A securities, but intends to use this authorization only in connection with its investment of cash reserves in short-term securities.

OTHER INFORMATION. Each Underlying Fund may invest up to 10% of its total assets in the securities of other investment companies. To the extent an Underlying Fund invests in other investment companies, its shareholders, including the Portfolios, incur duplicative fees and expenses, including investment advisory fees.

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                              Flexible Pricing(SM)
-------------------------------------------------------------------------------

Each Portfolio offers four classes of shares that differ in terms of sales charges and expenses. An investor can select from among Class A, B and C the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment. Certain eligible investors may select Class Y.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is
4.5% of the public offering price; 4% for Conservative Portfolio) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Portfolios' transfer agent ("Transfer Agent"), receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:
AGGRESSIVE PORTFOLIO AND MODERATE PORTFOLIO

                                              SALES CHARGE AS     DISCOUNT TO
                                              A PERCENTAGE OF       SELECTED
                                            -------------------     DEALERS
                                            OFFERING NET AMOUNT AS PERCENTAGE OF
AMOUNT OF INVESTMENT                         PRICE    INVESTED   OFFERING PRICE
--------------------                        -------- ---------- ----------------
Less than $50,000..........................   4.50%     4.71%         4.25%
$50,000 to $99,999.........................   4.00      4.17          3.75
$100,000 to $249,999.......................   3.50      3.63          3.25
$250,000 to $499,999.......................   2.50      2.56          2.25
$500,000 to $999,999.......................   1.75      1.78          1.50
$1,000,000 and over(/1/)...................   None      None          1.00(/2/)

CONSERVATIVE PORTFOLIO

                                              SALES CHARGE AS     DISCOUNT TO
                                              A PERCENTAGE OF       SELECTED
                                            -------------------     DEALERS
                                            OFFERING NET AMOUNT AS PERCENTAGE OF
AMOUNT OF INVESTMENT                         PRICE    INVESTED   OFFERING PRICE
--------------------                        -------- ---------- ----------------
Less than $100,000.........................   4.00%     4.17%         3.75%
$100,000 to $249,999.......................   3.00      3.09          2.75
$250,000 to $499,999.......................   2.25      2.30          2.00
$500,000 to $999,999.......................   1.75      1.78          1.50
$1,000,000 and over(/1/)...................   None      None          1.00(/2/)

-------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may withdraw no more than 12% of the value of the Portfolio account under the Plan in the first year after purchase.
(2) Mitchell)Hutchins pays 1% to PaineWebber.

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
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SALES CHARGE REDUCTIONS & WAIVERS

Investors purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the charts above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

 . their spouses, parents or children under age 21;

 . their Individual Retirement Accounts (IRAs);

 . certain employee benefit plans, including 401(k) plans;

 . any company controlled by the investor;

 . trusts created by the investor;

 . Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors' children; or

 . accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

 . is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

 . is the spouse, parent or child of any of the above;

 . buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

 . the investor was the investment executive's client at the competing brokerage firm;

 . within 90 days of buying Class A shares in a Portfolio, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

 . the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

 . is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

 . is an employer establishing an employee benefit plan qualified under section
  401, including a salary reduction plan qualified under section 401(k) or section 403(b) of the Internal Revenue Code ("Code") (each a "qualified plan"). (This waiver is subject to minimum requirements, with respect to the number of employees and the amount of plan assets, established by Mitchell Hutchins. Currently, the plan must have 50 or more eligible employees and at least $1 million in assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

 . is a participant in the PaineWebber Members Only Program(TM). For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

 . is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

 . acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                     Portfolio

 subsequent investment requirement is also waived; or

 . acquires Class A shares in connection with a reorganization pursuant to which a Portfolio acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Portfolio.

For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Portfolio if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Portfolio investment, investors may have to pay a sales charge when they sell their Portfolio shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

    IF THE INVESTOR                            PERCENTAGE BY WHICH THE SHARES'
 SELLS SHARES WITHIN:                           NET ASSET VALUE IS MULTIPLIED
-----------------------                        -------------------------------
1st year since purchase                                       5%
2nd year since purchase                                       4
3rd year since purchase                                       3
4th year since purchase                                       2
5th year since purchase                                       2
6th year since purchase                                       1
7th year since purchase                                     None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Portfolio in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Portfolio uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Portfolio automatically will minimize the sales charge by assuming the investors are selling:

 . First, Class B shares owned through reinvested dividends and capital gain distributions; and

 . Second, Class B shares held in the Portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:

 . sales of shares under the Portfolio's "Systematic Withdrawal Plan" (investors may withdraw annually no more than 12% of the value of the Portfolio account under the Plan);

 . a distribution from an IRA, a self-employed individual retirement plan
  ("Keogh Plan") or a custodial account under section 403(b) of the Code (after the investor reaches age 59 1/2);

 . a tax-free return of an excess IRA contribution;

 . a tax-qualified retirement plan distribution following retirement; or

 . Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

An investor must provide satisfactory information to PaineWebber or the Portfolio if the investor seeks any of these waivers.


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                               Prospectus Page 25

                         ----------------------------

Mitchell Hutchins____Aggressive Portfolio____Moderate Portfolio____Conservative Portfolio

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% (0.75% for Conservative Portfolio) of the offering price (net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on the Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gain distributions will not be subject to the 1% (0.75% for Conservative Portfolio) charge. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may withdraw no more than 12% of the value of the Portfolio account under the Plan in the first year after purchase.

CLASS Y SHARES

HOW PRICE IS CALCULATED. Eligible investors may purchase Class Y shares at the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to rule 12b-1 distribution or service fees.

LIMITED GROUP OF INVESTORS. Only the following investors are eligible to buy Class Y shares:

 . a participant in one of the PW Programs listed below when Class Y shares are purchased through that PW Program;

 . an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing SM System;

 . a qualified plan that has either

  5,000 or more eligible employees or
  $50 million or more in assets.

PACE MULTI-ADVISOR PROGRAM. An investor who participates in PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the maximum annual rate of 1.50% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available in the PACE Multi-Advisor Program.

INSIGHT. An investor who participates in INSIGHT Advisory Program ("INSIGHT"), a total portfolio asset allocation program sponsored by PaineWebber, is eligible to purchase Class Y shares. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.50% of assets held through the program. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT.

                         ----------------------------

                               Prospectus Page 26

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
Portfolio

                               How To Buy Shares
-------------------------------------------------------------------------------

During an initial subscription period scheduled to end on February 24, 1998 ("Offering Period"), Class B, C and Y shares will be offered at a subscription price equal to each Portfolio's initial net asset value per share of $12.50, and Class A shares will be offered at that price plus any applicable initial sales charge. See "Flexible Pricing--Class A Shares." Payment of the purchase price must be made in the manner specified below. The Portfolios expect to commence investment operations on or about February 25, 1998. After that date, the net asset value of Portfolio shares will fluctuate, and the price of Portfolio shares will be determined in the manner described above.

During the Offering Period, PaineWebber and selected dealers may obtain non-binding indications of interest prior to actually confirming any orders. Subscriptions for shares will be accepted through the last day of the Offering Period. To the extent that payment is made to PaineWebber or selected dealers prior to the Closing Date, such persons may benefit from the temporary use of those payment monies. Each Portfolio reserves the right to withdraw, cancel or modify the offering of shares during the Offering Period without notice and each Portfolio reserves the right to refuse any order in whole or part, if a Portfolio determines that it is in its best interest.

Prices are calculated for each class of a Portfolio's shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange is open for business. Shares are purchased at the next share price calculated after the purchase order is received by PaineWebber's New York City headquarters or the Transfer Agent.

Each Portfolio and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Portfolio shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or the Portfolio that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters. Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Portfolio shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which may be obtained by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

New investors to PaineWebber may complete and sign an account application and mail it along with a check. Investors may also open an account in person.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

 . mail an application with a check; or

 . open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Portfolio.

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                              Prospectus Page 27

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio


MINIMUM INVESTMENTS

  To open an account..................................................... $1,000
  To add to an account................................................... $  100

A Portfolio may waive or reduce these minimums for:

 . employees of PaineWebber or its affiliates;

 . participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Portfolio's automatic investment plan; or

 . transactions in Class A and Class Y shares made in certain investment programs.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Class A, Class B and Class C shares of the Portfolios for the same class of shares of other PaineWebber mutual funds. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange. Class Y shares are not exchangeable.

Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

 . Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

 . Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of instruction must include:

 . the investor's name and address;

 . the Portfolio's name;

 . the Portfolio account number;

 . the dollar amount or number of shares to be sold; and

 . a guarantee of each registered owner's signature by an eligible institution, such as a commercial bank, trust company or stock exchange member.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when Class B or C shares are exchanged for Class B or C shares of other PaineWebber mutual funds. A Portfolio will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Portfolio shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this prospectus for a listing of other PaineWebber mutual funds.

-------------------------------------------------------------------------------

                              How To Sell Shares
-------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated (less any applicable contingent deferred sales charge) after the order is received by PaineWebber's New York City headquarters or the Transfer Agent. Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Portfolio will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.

If a shareholder wants to sell shares which were purchased recently, the Portfolio may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive.

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                              Prospectus Page 28

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio


PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' sell orders to PaineWebber's New York City headquarters. Investors who do not have an account and have bought their shares through the Transfer Agent may sell shares by writing a "letter of instruction," as detailed in "How to Exchange Shares."

Because the Portfolios incur certain fixed costs in maintaining shareholder accounts, each Portfolio reserves the right to purchase back all of its shares in any shareholder account with a net asset value of less than $500. If the Portfolio elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. A Portfolio will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount sold by purchasing the Portfolio's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.
-------------------------------------------------------------------------------

                                Other Services
-------------------------------------------------------------------------------
Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Portfolios' Class A, Class B and Class C shares:

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which a Portfolio will deduct $50 or more monthly, quarterly, semiannually or annually from the investor's bank account to invest directly in the Portfolio. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Portfolio accounts. Minimum balances and withdrawals vary according to the class of shares:

 . CLASS A AND CLASS C SHARES. Minimum value of Portfolio shares is $5,000;
  minimum withdrawals of $100.

 . CLASS B SHARES. Minimum value of Portfolio shares is $20,000; minimum monthly, quarterly, semiannual and annual withdrawals of $200, $400, $600 and $800, respectively.

Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. An investor may withdraw no more than 12% of the value of the Portfolio account when the investor signed up for the Plan (annually for Class B shares; during the first year under the Plan for Class A and Class C shares). Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Portfolio in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Portfolio shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Portfolio, the shareholder may be able to hold Portfolio shares in an account with the other firm.

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                              Prospectus Page 29

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
Portfolio

                                  Management
-------------------------------------------------------------------------------

The Portfolios are governed by a board of trustees, which oversees their operations. Each Portfolio has appointed Mitchell Hutchins as investment adviser and administrator responsible for that Portfolio's operations (subject to the authority of the board). As investment adviser and administrator, Mitchell Hutchins supervises all aspects of each Portfolio's operations and makes and implements all investment decisions for that Portfolio.

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York 10019, is an asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On November 30, 1997 Mitchell Hutchins was adviser or sub-adviser of 29 investment companies with 64 separate portfolios and aggregate assets of approximately $36.2 billion.

Personnel of Mitchell Hutchins may engage in securities transactions for their own accounts pursuant to Mitchell Hutchins' code of ethics that establishes procedures for personal investing and restricts certain transactions.

T. Kirkham Barneby, Dennis McCauley and Mark A. Tincher are responsible for the day-to-day management of each Portfolio's investments.

Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994 after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

Dennis McCauley is a managing director and chief investment officer of fixed income investments of Mitchell Hutchins. Prior to joining Mitchell Hutchins in December 1994, Mr. McCauley was director of fixed income investments of IBM Corporation.

Mark A. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher was a vice president of Chase Manhattan Private Bank where he directed the U.S. funds management and equity research areas.

MANAGEMENT FEES & OTHER EXPENSES

Each Portfolio pays Mitchell Hutchins a monthly fee for its services at the annual rate of 0.35% of its average daily net assets. For the first year of operations, Mitchell Hutchins has agreed to waive its entire annual management fee.

Each Portfolio incurs various expenses in its operations, such as the management fee paid to Mitchell Hutchins, 12b-1 distribution and service fees paid with respect to the various classes, custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of its shares, taxes and governmental fees, fees and expenses of trustees, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation. Mitchell Hutchins has agreed to reimburse certain expenses of the Portfolios during their first year of operation (excluding 12b-1 distribution and service fees and extraordinary expenses).

The Portfolios, Mitchell Hutchins, PaineWebber and the Underlying Funds expect to apply for exemptive relief from the SEC to permit them to enter into a "Servicing Agreement." Under the proposed Servicing Agreement, Mitchell Hutchins would arrange for all services pertaining to the operation of the Portfolios. The officers of the Underlying Funds, at the direction of the Funds' boards, would determine annually whether the aggregate administrative expenses of a Portfolio with respect to its investment in an Underlying Fund are greater than the estimated savings to the Underlying Fund from the operation of the Portfolio. If the aggregate financial benefits to the Underlying Fund equal or exceed the administrative expenses of a Portfolio with respect to its investment in the Underlying Fund, there would be no charge to the Portfolio for the services under the Servicing

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                              Prospectus Page 30

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio

Agreement. The expenses would be passed through to the Underlying Fund in proportion to the average daily value of each Underlying Fund's shares held by each Portfolio, provided further that no Underlying Fund would bear such expenses in excess of the estimated savings to it. Consequently, no Underlying Fund would be expected to carry expenses that are in excess of the estimated savings to it. The estimated savings are expected to result from the reduction of shareholder servicing costs due to the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds.

Under the proposed Servicing Agreement, if the aggregate financial benefits to the Underlying Fund do not equal or exceed the administrative expenses of the Portfolio, the Portfolio would pay that portion of its costs determined to be in excess of the benefits. All expenses of the Portfolios, excluding certain non-recurring and extraordinary expenses, would be paid for in accordance with the Servicing Agreement.

Each Underlying Fund pays a management fee to Mitchell Hutchins (PaineWebber for Cashfund) and also pays other operating expenses. An investor in a Portfolio will indirectly pay both the Portfolio's management fee and other expenses and the management fees and other expenses of the Underlying Funds held by that Portfolio. Investors who do not wish to take advantage of the Portfolios' allocation of their assets among several Underlying Funds may invest directly in the Underlying Funds and thereby avoid incurring the management fee and other expenses paid by each Portfolio.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Portfolio's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Portfolios' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Portfolio pays Mitchell Hutchins:

 . Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

 . Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B shares.

 . Monthly distribution fees at the annual rate of 0.75% (0.50% for Conservative Portfolio) of the average daily net assets of Class C shares.

Under the Plans, Mitchell Hutchins primarily uses the service fees for the Class A, Class B and Class C shares to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Portfolio by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

 . Offset the commissions it pays to PaineWebber for selling each Portfolio's
  Class B and Class C shares, respectively.

 . Offset each Portfolio's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are purchased by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the Portfolios or investors at the time Class B or Class C shares are purchased.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for Class A, Class B and Class C shares ("Distribution Contracts") specify that each Portfolio must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Portfolios will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Portfolios. Annually, the board reviews the Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

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                              Prospectus Page 31

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio

                    Determining the Shares' Net Asset Value
-------------------------------------------------------------------------------

The net asset value of a Portfolio's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Portfolio's net asset value per share is determined by dividing the value of the securities it holds (that is, the shares of Underlying Funds), plus any cash or other assets, minus all liabilities, by the total number of Portfolio shares outstanding. The value of each Underlying Fund will be its net asset value at the time of computation.

Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value.

-------------------------------------------------------------------------------

                               Dividends & Taxes
-------------------------------------------------------------------------------

DIVIDENDS

Each of Conservative Portfolio and Moderate Portfolio declares and pays dividends from its net investment income quarterly; Aggressive Portfolio declares and pays dividends from its net investment income annually. A Portfolio's net investment income consists of dividends paid to it from the net investment income of the Underlying Funds in which it holds shares--plus accrued interest and earned discount (including both original issue and market discounts) on direct investments in money market or other short-term debt investments, if any--less applicable expenses. Each Portfolio also annually distributes substantially all of its net capital gains, if any, which consist of (1) distributions to it from the net capital gains, if any, of Underlying Funds in which it holds shares and (2) net gains realized from the Portfolio's disposition of Underlying Fund shares (which dispositions generally are occasioned by reallocating the Portfolio's assets among Underlying Funds or by the need to make distributions and/or payments of redemption proceeds in excess of available cash). A Portfolio may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gains.

Dividends and other distributions paid on each class of shares of a Portfolio are calculated at the same time and in the same manner. Dividends on Class A, Class B and Class C shares of a Portfolio are expected to be lower than those on its Class Y shares because the other shares have higher expenses resulting from their distribution and service fees. Similarly, dividends on Class B and Class C shares of a Portfolio are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. For the same reason, dividends on Conservative Portfolio's Class B shares are expected to be lower than those on its Class C shares.

The Portfolios' dividends and other distributions are paid in additional Portfolio shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to them by check or credited to their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application.

TAXES

Each Portfolio intends to qualify for treatment as a regulated investment company under the Code so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gain) ("taxable income") and net capital gain (that is, the excess of net long-term capital gain

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                              Prospectus Page 32

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio

over net short-term capital loss) that it distributes to its shareholders.

Dividends paid to a Portfolio from an Underlying Fund's taxable income (which may include net gains from certain foreign currency transactions) are included in the Portfolio's taxable income, and dividends from the latter (whether paid in cash or additional shares) generally are taxable to the Portfolio's shareholders as ordinary income. Distributions of a Portfolio's net capital gain, consisting of distributions to it of net capital gain from Underlying Funds in which it holds shares and net gains realized from the Portfolio's disposition of an Underlying Fund's shares held for more than 12 months (whether paid in cash or additional shares), are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Portfolio shares. Each Portfolio may divide each net capital gain distribution into the portions thereof that qualify for the different maximum capital gain tax rates (as low as 20% for gain recognized on securities held for more than 18 months) applicable to non-corporate taxpayers under the Taxpayer Relief Act of 1997. The division would be made in accordance with the Portfolio's holding periods for the securities it sold that generated the distributed gain. Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions.

YEAR-END TAX REPORTING

Following the end of each calendar year, each Portfolio notifies its shareholders of the amounts of dividends and capital gain distributions paid (or deemed paid) for that year and any portion of those dividends that qualifies for special treatment. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain.

WITHHOLDING REQUIREMENTS

Each Portfolio is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Portfolio with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

TAXES ON THE SALE OR EXCHANGE OF PORTFOLIO SHARES

A shareholder's sale (redemption) of Portfolio shares may result in a taxable gain or loss. This depends upon whether the shareholder receives more or less than the adjusted basis for the shares (which normally takes into account any initial sales charge paid on Class A shares). An exchange of any Portfolio's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Portfolio's shares are bought within 30 days before or after selling other shares of that Portfolio (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells (redeems) or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.

CLASS B SHAREHOLDERS

No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares to Class A shares.

                                     * * * *

The foregoing only summarizes some of the important tax considerations affecting the Portfolios and their shareholders. Please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisers.

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                               Prospectus Page 33

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Mitchell Hutchins    Aggressive Portfolio    Moderate Portfolio    Conservative
                                                                    Portfolio

                              General Information
-------------------------------------------------------------------------------

ORGANIZATION

The Portfolios are diversified series of Mitchell Hutchins Portfolios ("Trust"), an open-end management investment company formed on August 9, 1996 as a business trust under the laws of Delaware. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $0.001 per share. The board has established one series other than the Portfolios.

SHARES

The shares of each Portfolio are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class of shares of a Portfolio represents an identical interest in that Portfolio's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, distribution and/or service fees, voting rights on matters exclusively affecting that class and its exchange privilege. The different charges applicable to the different classes of shares of the Portfolios will affect the performance of those classes.

Each share of each Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. However, due to the differing expenses of the classes, dividends on a Portfolio's Class A, B, C and Y shares will differ.

VOTING RIGHTS

Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and the holders of more than 50% of all the shares of the Portfolios as a group may elect all the board members of the Trust. The shares of a Portfolio will be voted together, except that only the shareholders of a particular class may vote on matters affecting only that class, such as the terms of a Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the securities is required by law.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

REPORTS TO SHAREHOLDERS; OTHER INFORMATION

Each Portfolio sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Portfolio as of the end of the period covered by the report. The Statement of Additional Information, which is incorporated by this reference into this Prospectus, is available to shareholders upon request.

CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the Portfolios. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Portfolios' transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

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                              Prospectus Page 34

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                          Mitchell Hutchins Portfolios
            Prospectus--January 9, 1998, as revised January 23, 1998


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The PAINEWEBBER FAMILY OF MUTUAL FUNDS consists of the six broad categories presented here. Class A, Class B and Class C shareholders in the Mitchell Hutchins Portfolios may exchange their shares for the corresponding shares of funds in the PaineWebber Family of Mutual Funds.

 . PAINEWEBBER BOND FUNDS     . PAINEWEBBER STOCK FUNDS
   for income by investing      for long term growth by
   mainly in bonds.             investing mainly in
                                stocks.

  High Income Fund              Capital Appreciation Fund
  Investment Grade Income       Financial Services Growth Fund
  Fund                          Growth Fund
  Low Duration U.S.             Growth and Income Fund
   Government Income Fund       Small Cap Fund
  Strategic Income Fund         Utility Income Fund
  U.S. Government Income
  Fund

 . PAINEWEBBER TAX-FREE       . PAINEWEBBER GLOBAL FUNDS
   BOND FUNDS for income        for long-term growth by
   exempt from federal          investing mainly in
   income tax and, in           foreign stocks or high
   some cases, state and        current income by
   local income taxes,          investing mainly in
   by investing in              global debt instruments.
   municipal bonds.

   California Tax-Free
   Income Fund                  Asia Pacific Growth
   Municipal High Income        Fund
   Fund                         Emerging Markets Equity
   National Tax-Free            Fund
   Income Fund                  Global Equity Fund
   New York Tax-Free            Global Income Fund
   Income Fund

 . PAINEWEBBER ASSET
   ALLOCATION FUNDS for       . PAINEWEBBER MONEY MARKET
   high total return by         FUND for income and
   investing in stocks          stability by investing in
   and bonds.                   high-quality, short-term
                                instruments.

   Balanced Fund
   Tactical Allocation
   Fund

 A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber invest-ment executive or correspondent firm. Please read it carefully before in-vesting. It is important you have all the information you need to make a sound investment decision.
(C) 1998 PaineWebber Incorporated